UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 15, 2003

ANNUITY AND LIFE RE (HOLDINGS), LTD.

(Exact Name of Registrant as Specified in Charter)

Bermuda	1-16561	Not Applicable

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Cumberland House, 1 Victoria Street, Hamilton, Bermuda	HM 11

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(441) 296-7667

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits

99.1	Press Release dated May 15, 2003.

Item 9. Regulation FD Disclosure.

     The following information is being furnished under “Item 12. Results of Operations and Financial Condition” and shall not be incorporated by reference into any reports or other filings made by Annuity and Life Re (Holdings), Ltd. (the “Company”) with the Securities and Exchange Commission. The information is set forth under the heading “Item 9. Regulation FD Disclosure” in accordance with filing guidance issued by the Securities and Exchange Commission, effective as of March 28, 2003.

     On May 15, 2003, the Company issued a press release, which is attached hereto as Exhibit 99.1 and incorporated herein by reference. The press release disclosed material non-public information regarding the Company’s results of operations for the three month period ended March 31, 2003.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANNUITY AND LIFE RE (HOLDINGS), LTD.

Date:	May 15, 2003	By:	/s/ John F. Burke

John F. Burke Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release dated May 15, 2003